UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2020

Glaukos Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-37463	33-0945406
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

229 Avenida Fabricante San Clemente, California	92672
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 367-9600

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	GKOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 21, 2019, Glaukos Corporation (the “Company”) completed its previously announced acquisition of Avedro, Inc., a Delaware corporation (“Avedro”), pursuant to the terms and conditions of an Agreement and Plan of Merger, dated as of August 7, 2019, by and among the Company, Avedro, and Atlantic Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), whereby Merger Sub was merged with and into Avedro with Avedro continuing as the surviving corporation and a wholly owned subsidiary of the Company (the “Merger”). On November 21, 2019, the Company filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the completion of the Merger (the “Initial Report”), and on February 5, 2020, the Company filed an amendment to the Initial Report to amend the disclosure in Item 9.01 of the Initial Report with respect to the historical financial statements and unaudited pro forma information required by Item 9.01(a) and (b) of Form 8-K.

The Company is filing this Current Report on Form 8-K to include certain financial information with respect to Avedro and certain pro forma financial information with respect to the Merger as further described in Item 9.01 of this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited financial statements of Avedro, Inc. as of December 31, 2018 and 2017 and for each of the years in the two-year period ended December 31, 2018, the related notes thereto and the related report of Ernst & Young LLP, Avedro’s independent registered public accounting firm, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

The unaudited condensed financial statements of Avedro, Inc. for the nine months ended September 30, 2019 and related notes thereto are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information

The Company’s unaudited pro forma combined statement of operations for the year ended December 31, 2019 and related notes thereto are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young, LLP, independent registered public accounting firm of Avedro, Inc.

99.1	Audited financial statements of Avedro, Inc. as of December 31, 2018 and 2017 and for each of the years in the two-year period ended December 31, 2018, the related notes thereto and the related report of Ernst & Young LLP, independent registered public accounting firm of Avedro, Inc.

99.2	Unaudited condensed financial statements of Avedro, Inc. for the nine months ended September 30, 2019 and the related notes thereto.

99.3	Unaudited pro forma combined statement of operations for the year ended December 31, 2019 and the related notes thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2020	GLAUKOS CORPORATION

	By:	/s/ Joseph E. Gilliam
Name: Joseph E. Gilliam
Title: Chief Financial Officer and Senior Vice President, Corporate Development

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